EXHIBIT 99.3

ENERGY TRANSFER PARTNERS, L.P.

UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

INTRODUCTION

      The pro forma financial statements are based upon the combined historical financial position and results of operations of Energy Transfer Partners, L.P. (“Energy Transfer”) and TXU Fuel Company (“TUFCO”). The pro forma financial statements give effect to the following transactions:

•	On June 1, 2004, Energy Transfer acquired all of the midstream natural gas assets of TUFCO for approximately $500 million in an all cash transaction. The transactions described in this paragraph and the related financings are referred to as the “TUFCO System Transactions.”

•	On January 20, 2004, Heritage Propane Partners, L.P. (“Heritage”) and La Grange Energy, L.P. (“La Grange Energy”) closed a transaction pursuant to which La Grange Energy contributed its subsidiary, La Grange Acquisition, L.P. (the entity that conducted its operations under the name Energy Transfer Company) to Heritage in exchange for cash, the assumption of debt and accounts payable and other specified liabilities, common units, class D units and special units of Heritage. Energy Transfer Company distributed its cash and accounts receivable to La Grange Energy and an affiliate of La Grange Energy contributed an office building to Energy Transfer, in each case prior to the contribution of ETC to Heritage. Simultaneously with this acquisition, La Grange Energy obtained control of Heritage by acquiring all of the interest in U.S. Propane, L.P., the general partner of Heritage, and U.S. Propane, L.L.C., the general partner of U.S. Propane, L.P., from subsidiaries of AGL Resources, Inc., Atmos Energy Corporation, TECO Energy, Inc. and Piedmont Natural Gas Company, Inc. (collectively, the “Utilities”). Heritage also acquired all of the common stock of Heritage Holdings, Inc. (“Heritage Holdings”) from the Utilities. The transactions described in this paragraph and the related financings are collectively referred to as the “Energy Transfer Transactions.” The Energy Transfer Transactions were accounted for as a reverse acquisition with Energy Transfer Company being the accounting acquiror. Subsequent to the Energy Transfer Transactions, the combined entity was renamed Energy Transfer Partners, L.P.

•	Energy Transfer Company was formed on October 1, 2002, and was owned by its limited partner, La Grange Energy, and its general partner, LA GP, LLC. La Grange Acquisition, L.P. (“La Grange Acquisition”) is the limited partner of ETC Gas Company, Ltd., ETC Texas Pipeline, Ltd., ETC Processing, Ltd., ETC Marketing, Ltd., ETC Oasis Pipe Line, L.P. and ET Company I, Ltd. (collectively, the “Operating Partnerships”). La Grange Acquisition and the Operating Partnerships collectively form Energy Transfer Company. In October 2002, Energy Transfer Company acquired the Texas and Oklahoma natural gas gathering and gas processing assets of Aquila Gas Pipeline Corporation, a subsidiary of Aquila, Inc., including 50% of the capital stock of Oasis Pipe Line Company (“Oasis Pipe Line”), and a 20% ownership interest in the Nustar Joint Venture. On December 27, 2002, Oasis Pipe Line redeemed the remaining 50% of its capital stock and cancelled the stock, resulting in Energy Transfer Company owning 100% of Oasis Pipe Line. Energy Transfer Company contributed the assets acquired from Aquila Gas Pipeline to the Operating Partnerships in return for its limited partner interests in the Operating Partnerships. These transactions are collectively referred to as the “La Grange Transaction.”

      The following pro forma combined financial statements include the following:

•	the unaudited pro forma balance sheet of Energy Transfer, which gives pro forma effect to the TUFCO System Transactions as if such transactions occurred on February 29, 2004;

•	the unaudited pro forma statement of operations of Energy Transfer for the year ended August 31, 2003, which adjusts the pro forma statement of operations of Heritage, Heritage Holdings and Energy Transfer Company described below to give pro forma effect to the TUFCO System Transactions as if such transactions occurred on September 1, 2002;

•	the unaudited pro forma statement of operations of Energy Transfer for the six-months ended February 29, 2004, which adjusts the pro forma statement of operations of Heritage, Heritage Holdings and Energy Transfer Company described below to give pro forma effect to the TUFCO System Transactions as if such transactions occurred on September 1, 2003;

•	the unaudited pro forma statement of operations of Energy Transfer for the year ended August 31, 2003, which gives pro forma effect to the Energy Transfer Transactions as if such transactions occurred on September 1, 2002;

•	the unaudited pro forma statement of operations of Energy Transfer for the six-months ended February 29, 2004, which gives pro forma effect to the Energy Transfer Transactions as if such transactions occurred on September 1, 2003; and

•	the unaudited pro forma statement of operations of Energy Transfer for the year ended August 31, 2003, which gives pro forma effect to the La Grange Transaction as if such transaction occurred on September 1, 2002.

SUMMARY OF TUFCO SYSTEM TRANSACTIONS AND RELATED PRO FORMA FINANCIAL STATEMENTS

      The following unaudited pro forma combined financial statements present (i) unaudited pro forma balance sheet data at February 29, 2004, giving effect to the TUFCO System Transactions as if the TUFCO System Transactions had been consummated on that date; (ii) unaudited pro forma operating data for the year ended August 31, 2003, giving effect to the TUFCO System Transactions, the Energy Transfer Transactions and the La Grange Transaction as if such transactions had been consummated on September 1, 2002; and (iii) unaudited pro forma operating data for the six-months ended February 29, 2004, giving effect to the TUFCO System Transactions and the Energy Transfer Transactions as if such transactions had been consummated on September 1, 2003.

      The unaudited pro forma combined balance sheet data combines the February 29, 2004 balance sheet of Energy Transfer, which is incorporated herein by reference, and the March 31, 2004 balance sheet of TUFCO (which is contained in Exhibit 99.2 of this Current Report on Form 8-K). The unaudited pro forma combined statement of operations for the year ended August 31, 2003, combines the pro forma results of operations for Energy Transfer Company for the 11 months ended August 31, 2003, incorporated herein by reference, the results of operations of Heritage for the 12 months ended August 31, 2003, incorporated herein by reference, the results of operations of Heritage Holdings for the 12 months ended August 31, 2003, and the results of operations before cumulative effect of change in accounting principles of TUFCO for the 12 months ended September 30, 2003, after giving effect to pro forma adjustments. The unaudited pro forma combined statement of operations for the six months ended February 29, 2004, combines the pro forma results of operations for Energy Transfer for the six months ended February 29, 2004, the results of operations of Heritage and Heritage Holdings for the period from September 1, 2003 to the date of the Energy Transfer Transactions, January 20, 2004, and the results of operations of TUFCO for the six months ended March 31, 2004, after giving effect to pro forma adjustments.

      The TUFCO System Transactions will be accounted for as an acquisition under the purchase method of accounting in accordance with Statement of Financial Accounting Standards (SFAS) No. 141, Business Combinations. The assets and liabilities of TUFCO will be reflected at fair value. A final determination of the purchase accounting adjustments, including the allocation of the purchase price to the assets acquired and liabilities assumed based on their respective fair values, has not been made. Accordingly, the purchase accounting adjustments made in connection with the development of the following summary pro forma combined financial statements are preliminary and have been made solely for purposes of developing such pro forma combined financial statements. However, management does not believe that final adjustments will be materially different from the amounts presented herein.

      The Energy Transfer Transactions were accounted for as a reverse acquisition in accordance with SFAS No. 141. Although Heritage was the surviving parent entity for legal purposes, Energy Transfer

Company was the acquiror for accounting purposes. The assets and liabilities of Heritage are reflected at fair value to the extent acquired by Energy Transfer Company in accordance with Emerging Issues Task Force (“EITF”) 90-13, Accounting For Simultaneous Control Mergers. The assets and liabilities of Energy Transfer Company are reflected at historical cost. A final determination of the purchase accounting adjustments, including the allocation of the purchase price to the assets acquired and liabilities assumed based on their respective fair values, has not been made. Accordingly, the purchase accounting adjustments are preliminary. However, management does not believe that final adjustments will be materially different from the amounts presented herein.

      The following unaudited pro forma combined financial statements are provided for informational purposes only and should be read in conjunction with the separate audited financial statements of TUFCO (which are contained in Exhibit 99.2 of this Current Report on Form 8-K), Energy Transfer Company (which are included in Energy Transfer’s prospectus dated January 12, 2004, filed with the Securities and Exchange Commission on January 14, 2004 pursuant to Rule 424(b)(2)), and Heritage (which are filed with Energy Transfer’s Annual Report filed on Form 10-K with the Securities and Exchange Commission on November 26, 2003 and incorporated herein by reference). The following unaudited pro forma combined financial statements are based on certain assumptions and do not purport to be indicative of the results which actually would have been achieved if the TUFCO System Transactions, the Energy Transfer Transactions and the La Grange Transaction had been consummated on the dates indicated or which may be achieved in the future.

ENERGY TRANSFER PARTNERS, L.P.

UNAUDITED PRO FORMA COMBINED BALANCE SHEET
February 29, 2004

	Energy		Pro Forma		Pro Forma
	Transfer	TUFCO	Adjustments		Combined

	(In thousands)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$110,601	$48	$500,465	(a)	$112,451
			(498,615	)(b)
			(48	)(b)
			133,560	(c)
			(2,000	)(d)
			2,846	(e)
			(134,406	)(f)
Accounts receivable	247,811	3,641	(3,641	)(b)	247,811
Inventories and exchanges	39,173	16,661	(16,661	)(b)	39,173
Accounts receivable — related companies	3,856	—	—		3,856
Marketable securities and investments	2,126	—	—		2,126
Prepaid expenses and other current assets	11,304	517	(517	)(b)	11,304

Total current assets	414,871	20,867	(19,017)		416,721

PROPERTY, PLANT AND EQUIPMENT, net	928,052	102,199	397,801	(b)	1,428,052
INVESTMENT IN AFFILIATES	7,902	871	(871	)(b)	7,902
GOODWILL	284,240	—	—		284,240
INTANGIBLES AND OTHER ASSETS, net	96,566	28	4,535	(a)	101,101
			(28	)(b)

Total assets	$1,731,631	$123,965	$382,420		$2,238,016

LIABILITIES AND PARTNERS’ CAPITAL
CURRENT LIABILITIES:
Working capital facility	$65,488	$—	$—		$65,488
Accounts payable	230,219	7,595	(7,595	)(b)	230,219
Accrued and other current liabilities	43,901	3,167	(2,532	)(b)	44,536
Payable to related companies	15,046	38,156	(38,156	)(b)	15,046
Current maturities of long-term debt	29,937	—	—		29,937

Total current liabilities	384,591	48,918	(48,283)		385,226
LONG-TERM DEBT, less current maturities	685,460	—	505,000	(a)	1,056,054
			(134,406	)(f)
MINORITY INTEREST AND OTHER	4,362	6,233	(5,483	)(b)	5,112
DEFERRED INCOME TAXES	112,325	12,995	(12,995	)(b)	112,325

	1,186,738	68,146	303,833		1,558,717

PARTNERS’ CAPITAL:
General partner’s capital	17,703	—	(40	)(d)	20,509
			2,846	(e)
Limited partners’ capital, 31,398 issued and outstanding	312,856	—	133,560	(c)	444,456
			(1,960	)(d)
Class C limited partners capital, 1,000 authorized, issued and outstanding	—	—	—		—
Class D limited partners’ capital, 7,722 issued and outstanding	211,883	—	—		211,883
Treasury units — class E units, 4,427 issued and outstanding	—	—	—		—
Common stock	—	2,016	(2,016	)(b)	—
Retained earnings	—	53,863	(53,863	)(b)	—
Other comprehensive income (loss)	2,451	(60)	60	(b)	2,451

Total partners’ capital	544,893	55,819	78,587		679,299

Total liabilities and partners’ capital	$1,731,631	$123,965	$382,420		$2,238,016

See accompanying notes.

ENERGY TRANSFER PARTNERS, L.P.

UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS

Year Ended August 31, 2003

	Energy
	Transfer
	Pro Forma		Pro Forma		Pro Forma
	Combined	TUFCO	Adjustments		Combined

	(In thousands, except per unit amounts)
REVENUES	$1,714,440	$61,655	$—		$1,776,095
COSTS AND EXPENSES:
Cost of products sold	1,309,497	—	—		1,309,497
Operating expenses	175,301	11,987	—		187,288
Depreciation and amortization	56,309	4,816	3,094	(g)	64,219
Selling, general and administrative	31,789	5,176	—		36,965

Total costs and expenses	1,572,896	21,979	3,094		1,597,969

OPERATING INCOME (LOSS)	141,544	39,676	(3,094)		178,126
OTHER INCOME (EXPENSE):
Interest expense	(50,204)	(1,648)	(14,923	)(h)	(66,775)
Equity in earnings of affiliates	1,120	—	—		1,120
Gain on disposal of assets	273	—	—		273
Other	(2,912)	(361)	—		(3,273)

INCOME (LOSS) BEFORE MINORITY INTEREST AND INCOME TAXES	89,821	37,667	(18,017)		109,471
MINORITY INTEREST	(558)	—	—		(558)

INCOME (LOSS) BEFORE INCOME TAXES	89,263	37,667	(18,017)		108,913
INCOME TAXES	10,924	14,370	(14,370	)(i)	10,924

NET INCOME (LOSS)	78,339	$23,297	$(3,647)		97,989

GENERAL PARTNER’S INTEREST	1,567				1,960

LIMITED PARTNERS’ INTEREST	$76,772				$96,029

BASIC AND DILUTED NET INCOME PER LIMITED PARTNER UNIT	$2.27				$2.58

BASIC WEIGHTED AVERAGE NUMBER OF UNITS OUTSTANDING	33,746				37,246

DILUTED WEIGHTED AVERAGE NUMBER OF UNITS OUTSTANDING	33,770				37,270

See accompanying notes.

ENERGY TRANSFER PARTNERS, L.P.

UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS

Six-Months Ended February 29, 2004

	Energy
	Transfer
	Pro Forma		Pro Forma		Pro Forma
	Combined	TUFCO	Adjustments		Combined

	(In thousands, except per unit amounts)
REVENUES	$1,315,900	$24,545	$—		$1,340,445
COSTS AND EXPENSES:
Cost of products sold	1,055,426	—	—		1,055,426
Operating expenses	95,384	3,903	—		99,287
Depreciation and amortization	29,644	2,657	1,547	(g)	33,848
Selling, general and administrative	21,315	1,489	—		22,804

Total costs and expenses	1,201,769	8,049	1,547		1,211,365

OPERATING INCOME (LOSS)	114,131	16,496	(1,547)		129,080
OTHER INCOME (EXPENSE):
Interest expense	(27,738)	(589)	(7,687	)(h)	(36,014)
Equity in earnings of affiliates	823	—	—		823
Gain on disposal of assets	28	—	—		28
Other	168	(82)	—		86

INCOME BEFORE MINORITY INTEREST AND INCOME TAXES	87,412	15,825	(9,234)		94,003
MINORITY INTEREST	(516)	—	—		(516)

INCOME (LOSS) BEFORE INCOME TAXES	86,896	15,825	(9,234)		93,487
INCOME TAXES	4,722	5,476	(5,476	)(i)	4,722

NET INCOME (LOSS)	82,174	$10,349	$(3,758)		88,765

GENERAL PARTNER’S INTEREST IN NET INCOME	1,643				1,775

LIMITED PARTNERS’ INTEREST IN NET INCOME	$80,531				$86,990

BASIC NET INCOME PER LIMITED PARTNER UNIT	$2.25				$2.22

DILUTED NET INCOME PER LIMITED PARTNER INTEREST	$2.25				$2.21

BASIC WEIGHTED AVERAGE NUMBER OF UNITS OUTSTANDING	35,771				39,271

DILUTED WEIGHTED AVERAGE NUMBER OF UNITS OUTSTANDING	35,796				39,296

See accompanying notes.

ENERGY TRANSFER PARTNERS, L.P.

NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

(Dollars in thousands, except per unit amounts)

1.	Basis of Presentation and Other Transactions

      The unaudited pro forma combined financial statements do not give any effect to any restructuring cost, potential cost savings, or other operating efficiencies that are expected to result from the TUFCO System Transactions. The unaudited pro forma combined financial statements are based on certain assumptions and do not purport to be indicative of the results which actually would have been achieved if the TUFCO System Transactions had been consummated on the dates indicated or which may be achieved in the future. The purchase accounting adjustments made in connection with the development of the unaudited pro forma combined financial statements are preliminary and have been made solely for purposes of presenting such pro forma financial information.

      It has been assumed that for purposes of the unaudited pro forma combined balance sheet, the transactions described below occurred on February 29, 2004, for purposes of the unaudited pro forma combined statement of operations for the year ended August 31, 2003, the transactions described below occurred on September 1, 2002, and for purposes of the unaudited pro forma combined statement of operations for the six-months ended February 29, 2004, the transactions described below occurred on September 1, 2003. The unaudited pro forma combined balance sheet data combines the February 29, 2004 balance sheet of Energy Transfer and the March 31, 2004 balance sheet of TUFCO, after giving effect to pro forma adjustments. The unaudited pro forma combined statement of operations for the year ended August 31, 2003 combines the pro forma results of operations for Energy Transfer Company, Heritage and Heritage Holdings for the year ended August 31, 2003 and the results of operations before cumulative effect of change in accounting principles of TUFCO, for the 12 months ended September 30, 2003, after giving effect to pro forma adjustments. The unaudited pro forma combined statement of operations for the six-months ended February 29, 2004 combines the pro forma results of operations for Energy Transfer for the six months ended February 29, 2004, the results of operations of Heritage and Heritage Holdings for the period from September 1, 2003 to the date of the Energy Transfer Transactions, January 20, 2004, and the results of operations of TUFCO for the six-months ended March 31, 2004, after giving effect to pro forma adjustments.

      On June 1, 2004, Energy Transfer acquired all of the midstream natural gas assets of TUFCO for approximately $500 million in an all cash transaction. In connection with the acquisition, Energy Transfer, through a subsidiary, borrowed $505 million under its midstream credit facility. These pro forma financial statements assume that concurrent with the TUFCO System Transactions, and as of the dates indicated, the net proceeds from this offering of 3.5 million common units at an assumed offering price of $39.85 per unit were used to repay a portion of the borrowings used to fund the TUFCO System Transactions.

      The TUFCO System Transactions will be accounted for as an acquisition under the purchase method of accounting in accordance with SFAS No. 141. The purchase price is determined as follows:

Cash paid	$498,615
Liabilities assumed	1,385

Total purchase price	$500,000

      For purposes of the pro forma balance sheet, the purchase price has been allocated using the acquisition methodology used by Energy Transfer when evaluating potential acquisitions. Following the consummation of the TUFCO System Transactions, an appraisal will be obtained to record the final asset valuations. Management of Energy Transfer plans to engage an appraisal firm to perform the asset appraisal. However management does not anticipate that the final valuation will be materially different

ENERGY TRANSFER PARTNERS, L.P.

NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS — (Continued)

than the preliminary allocation. The preliminary allocation used in the pro forma balance sheet is as follows:

Pipelines (65 year life)	$369,025
Compressors (20 year life)	28,050
Storage facilities (65 year life)	54,000
Line pack	48,000
Land	925

$500,000

      For purposes of the pro forma statements of operations, pro forma basic and diluted earnings per limited partner unit is calculated as follows:

For the Year Ended
August 31, 2003

Basic pro forma net income per limited partner unit:
Limited partners’ interest in pro forma net income	$96,029

Energy Transfer pro forma weighted average limited partner units	33,746
Units issued in this offering	3,500

Weighted average limited partner units	37,246

Basic pro forma net income per limited partner unit	$2.58

Diluted pro forma net income per limited partner unit:
Limited partners’ interest in pro forma net income	$96,029

Energy Transfer pro forma weighted average limited partner units	33,770
Units issued in this offering	3,500

Diluted weighted average limited partner units	37,270

Diluted pro forma net income per limited partner unit	$2.58

For the
Six-Months Ended
February 29, 2004

Basic pro forma net income per limited partner unit:
Limited partners’ interest in pro forma net income	$86,990

Energy Transfer pro forma weighted average limited partner units	35,771
Units issued in this offering	3,500

Weighted average limited partner units	39,271

Basic pro forma net income per limited partner unit	$2.22

ENERGY TRANSFER PARTNERS, L.P.

NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS — (Continued)

For the
Six-Months Ended
February 29, 2004

Diluted pro forma net income per limited partner unit:
Limited partners’ interest in pro forma net income	$86,990

Energy Transfer pro forma weighted average limited partner units, assuming dilutive effect of phantom units	35,796
Units issued in this offering	3,500

Diluted weighted average limited partner units	39,296

Diluted pro forma net income per limited partner unit	$2.21

2.	Pro Forma Adjustments

      (a) Reflects borrowing of $505,000, including loan origination fees of $4,535. The borrowing is assumed to have an average interest rate of 4.14%.

      (b) Reflects the purchase of TUFCO’s midstream natural gas assets and the elimination of certain TUFCO assets not acquired and liabilities not assumed by Energy Transfer.

      (c) Reflects the net proceeds received from this offering of 3.5 million common units of Energy Transfer at an offering price of $39.85 per unit, net of underwriting discount of approximately $5,915.

      (d) Reflects cash used to pay offering and other transaction costs of $2,000, allocated to the partners’ capital accounts based on their ownership percentages.

      (e) Reflects the contribution from U.S. Propane, L.P. to Energy Transfer of cash of $2,846 in connection with this offering in order to maintain its 2% general partner interest in Energy Transfer.

      (f) Reflects $134,406 of net proceeds from the offering and general partner contribution used to repay a portion of the borrowing referred to in (a).

      (g) Reflects the additional depreciation related to the step-up of net book value of property, plant and equipment.

      (h) Allocation of additional annual interest expense of $16,552 related to the $370,594 of net borrowings, following repayment of the $134,406 referred to in (f), at an assumed average interest rate of 4.14%, including annual amortization of loan origination fees of $1,209. This additional expense is offset by the elimination of $1,629 and $589 of interest on borrowings from affiliates of TUFCO for the year ended August 31, 2003 and the six-months ended February 29, 2004, respectively. A 1/8% change in the interest rate on the borrowings would change annual interest expense by approximately $463.

      (i) Eliminates income tax expense as the acquired assets will be held by a non-taxable limited partnership.

SUMMARY OF ENERGY TRANSFER TRANSACTIONS AND RELATED PRO FORMA FINANCIAL STATEMENTS

      Following is Energy Transfer’s unaudited pro forma combined statements of operations for the year ended August 31, 2003 and the six-months ended February 29, 2004.

      The unaudited pro forma combined statements of operations gives pro forma effect to the following transactions as if they had occurred on the dates indicated below.

•	On January 20, 2004, Heritage and La Grange Energy closed a transaction pursuant to which La Grange Energy contributed its subsidiary, Energy Transfer Company, to Heritage in exchange for cash of $300 million, less the amount of Energy Transfer Company debt in excess of $151,500, which was repaid as part of the transaction, less Energy Transfer Company’s accounts payable and other specified liabilities, plus any agreed-upon capital expenditures paid by La Grange Energy relating to Energy Transfer Company prior to the closing, and $433,909 of common units and class D units of Heritage. In connection with the Heritage Transaction, Energy Transfer Company distributed its cash and accounts receivable to La Grange Energy and an affiliate of La Grange Energy contributed an office building to Energy Transfer Company, in each case prior to the contribution of Energy Transfer Company to Heritage. Also in connection with this acquisition, Heritage completed an offering of 9.2 million common units at a price of $38.69, including an over-allotment option exercised by the underwriters of the offering. Simultaneously with this acquisition, La Grange Energy obtained control of Heritage by acquiring all of the interest in U.S. Propane, L.P., the general partner of Heritage, and U.S. Propane, L.L.C., the general partner of U.S. Propane, L.P., from the Utilities. Heritage also acquired all of the common stock of Heritage Holdings from the Utilities. The transactions described in this paragraph are collectively referred to as the “Energy Transfer Transactions.” The Energy Transfer Transactions were accounted for as a reverse acquisition with Energy Transfer Company being the accounting acquirer. Subsequent to the Energy Transfer Transactions, the combined entity was renamed Energy Transfer Partners, L.P.

      The Energy Transfer Transactions were accounted for as a reverse acquisition in accordance with SFAS No. 141. Although Heritage was the surviving parent entity for legal purposes, Energy Transfer Company was the acquiror for accounting purposes. The assets and liabilities of Heritage are recorded at fair value to the extent acquired by Energy Transfer Company in accordance with EITF 90-13. The assets and liabilities of Energy Transfer Company are recorded at historical cost. A final determination of the purchase accounting adjustments, including the allocation of the purchase price to the assets acquired and liabilities assumed based on their respective fair values, has not been made. Accordingly, the purchase accounting adjustments are preliminary. However, management does not believe that final adjustments will be materially different from the amounts used in the development of these pro forma combined statements of operations.

      The unaudited pro forma combined statements of operations were derived by adjusting the historical financial statements of Energy Transfer Company, Heritage and Heritage Holdings. However, management believes that the adjustments provide a reasonable basis for presenting the significant effects of the transactions described above. The unaudited pro forma combined statement of operations does not purport to present the results of operations of Energy Transfer had the transactions above actually been completed as of the dates indicated. Moreover, the unaudited pro forma combined statements of operations do not project the results of operations of Energy Transfer Company for any future date or period.

      The unaudited pro forma combined statement of operations for the year ended August 31, 2003 combines the pro forma results of operations for Energy Transfer Company for the 11 months ended August 31, 2003, included herein, and the results of operations of Heritage and Heritage Holdings for the 12 months ended August 31, 2003, after giving effect to pro forma adjustments. These unaudited pro forma amounts are included in the pro forma statements of Energy Transfer, included on herein, which reflect the pro forma effects of the combination of Energy Transfer and TUFCO and the offering and related transactions of the TUFCO Systems Transactions.

      The following unaudited pro forma combined financial statements are provided for informational purposes only and should be read in conjunction with the separate audited combined financial statements of Energy Transfer Company (which are filed on Energy Transfer’s prospectus dated January 14, 2004, filed with the Securities and Exchange Commission on January 14, 2004, pursuant to Rule 424(b)(2)), and Heritage (which are filed with Energy Transfer’s Annual Report filed on Form 10-K with the Securities and Exchange Commission on November 26, 2003 and incorporated herein by reference). The following unaudited pro forma combined financial statements are based on certain assumptions and do not purport to be indicative of the results which actually would have been achieved if the Energy Transfer Transactions and the La Grange Transaction had been consummated on the dates indicated or which may be achieved in the future.

ENERGY TRANSFER PARTNERS, L.P.

UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS —

ENERGY TRANSFER TRANSACTIONS
Year Ended August 31, 2003

	Energy Transfer
	Company					Energy Transfer
	Pro Forma	Heritage	Heritage	Pro Forma		Pro Forma
	Combined	Propane	Holdings	Adjustments		Combined

	(In thousands, except per unit amounts)
REVENUES	$1,142,964	$571,476	$—	$—		$1,714,440
COSTS AND EXPENSES:
Cost of products sold	1,012,341	297,156	—	—		1,309,497
Operating expenses	22,735	152,131	435	—		175,301
Depreciation and amortization	15,996	37,959	—	1,381	(a)	56,309
				909	(b)
				64	(c)
Selling, general and administrative	17,842	14,037	—	(90	)(c)	31,789

Total costs and expenses	1,068,914	501,283	435	2,264		1,572,896

OPERATING INCOME (LOSS)	74,050	70,193	(435)	(2,264)		141,544
OTHER INCOME (EXPENSE):
Interest expense	(13,770)	(35,740)	(80)	(614	)(d)	(50,204)
Equity in earnings (losses) of affiliates	(251)	1,371	8,251	(8,251	)(e)	1,120
Gain on disposal of assets	—	430	—	(157	)(f)	273
Other	(302)	(3,213)	1,295	(692	)(g)	(2,912)

INCOME BEFORE MINORITY INTERESTS AND INCOME TAXES	59,727	33,041	9,031	(11,978)		89,821
MINORITY INTERESTS	—	(876)	—	318	(h)	(558)

INCOME BEFORE INCOME TAXES	59,727	32,165	9,031	(11,660)		89,263
INCOME TAXES	6,015	1,023	3,886	—		10,924

NET INCOME	$53,712	$31,142	$5,145	$(11,660)		78,339

GENERAL PARTNER’S INTEREST IN NET INCOME						1,567

LIMITED PARTNERS’ INTEREST IN NET INCOME						$76,772

BASIC AND DILUTED NET INCOME PER LIMITED PARTNER UNIT						$2.27

BASIC WEIGHTED AVERAGE NUMBER OF UNITS OUTSTANDING						33,746

DILUTED WEIGHTED AVERAGE NUMBER OF UNITS OUTSTANDING						33,770

See accompanying notes.

ENERGY TRANSFER PARTNERS, L.P.

UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS —

ENERGY TRANSFER TRANSACTIONS
Six-Months Ended February 29, 2004

						Energy Transfer
	Energy	Heritage	Heritage	Pro Forma		Pro Forma
	Transfer	Propane	Holdings	Adjustments		Combined

	(In thousands, except per unit amounts)
REVENUES	$1,044,273	$271,627	$—	$—		$1,315,900
COSTS AND EXPENSES:
Cost of products sold	906,860	148,566	—	—		1,055,426
Operating expenses	32,910	62,474	—	—		95,384
Depreciation and amortization	13,619	14,848	—	690	(a)	29,644
				455	(b)
				32	(c)
Selling, general and administrative	11,261	10,100	—	(46	)(c)	21,315

Total costs and expenses	964,650	235,988	—	1,131		1,201,769

OPERATING INCOME (LOSS)	79,623	35,639	—	(1,131)		114,131
OTHER INCOME (EXPENSE):
Interest expense	(12,647)	(12,755)	—	(2,336	)(d)	(27,738)
Equity in earnings (losses) of affiliates	327	496	5,218	(5,218	)(e)	823
Gain (loss) on disposal of assets	28	(240)	—	240	(f)	28
Other	233	(65)	346	(346	)(g)	168

INCOME BEFORE MINORITY INTEREST AND INCOME TAXES	67,564	23,075	5,564	(8,791)		87,412
MINORITY INTERESTS	(175)	(571)	—	230	(h)	(516)

INCOME BEFORE INCOME TAXES	67,389	22,504	5,564	(8,561)		86,896
INCOME TAXES	2,457	20	2,245	—		4,722

NET INCOME	$64,932	$22,484	$3,319	$(8,561)		82,174

GENERAL PARTNER’S INTEREST IN NET INCOME						1,643

LIMITED PARTNERS’ INTEREST IN NET INCOME						$80,531

BASIC AND DILUTED NET INCOME PER LIMITED PARTNER UNIT						$2.25

BASIC WEIGHTED AVERAGE NUMBER OF UNITS OUTSTANDING						35,771

DILUTED WEIGHTED AVERAGE NUMBER OF UNITS OUTSTANDING						35,796

See accompanying notes.

ENERGY TRANSFER PARTNERS, L.P.

NOTES TO UNAUDITED PRO FORMA COMBINED

FINANCIAL STATEMENTS — ENERGY TRANSFER TRANSACTIONS
(Dollars in thousands, except per unit amounts)

1.	Basis of Presentation and Other Transactions

      The unaudited pro forma combined financial statements do not give any effect to any restructuring cost, potential cost savings, or other operating efficiencies that are expected to result from the Energy Transfer Transactions. The unaudited pro forma combined financial statements are based on certain assumptions and do not purport to be indicative of the results which actually would have been achieved if the Energy Transfer Transactions had been consummated on the dates indicated or which may be achieved in the future. The purchase accounting adjustments made in connection with the development of the unaudited pro forma combined financial statements are preliminary and have been made solely for purposes of presenting such pro forma financial information.

      It has been assumed that for purposes of the unaudited pro forma combined statement of operations for the year ended August 31, 2003, the following transactions occurred on September 1, 2002, and for purposes of the unaudited pro forma combined statement of operations for the six-months ended February 29, 2004, the following transactions occurred on September 1, 2003. The unaudited pro forma combined statement of operations for the year ended August 31, 2003, combines the pro forma results of operations for Energy Transfer Company for the 11 months ended August 31, 2003, and the results of operations of Heritage and Heritage Holdings for the 12 months ended August 31, 2003, after giving effect to pro forma adjustments. The unaudited pro forma combined statement of operations for the six-months ended February 29, 2004 combines the pro forma results of operations for Energy Transfer Company for the six months ended February 29, 2004, and the results of operations of Heritage and Heritage Holdings for the period from September 1, 2003 to the date of the Energy Transfer Transactions, January 20, 2004, after giving effect to pro forma adjustments.

      On January 20, 2004, Heritage and La Grange Energy closed a transaction pursuant to which La Grange Energy contributed its subsidiary Energy Transfer Company to Heritage in exchange for cash of $300,000, less the amount of Energy Transfer Company debt in excess of $151,500, which was repaid as part of the transaction, and less Energy Transfer Company’s accounts payable and other specified liabilities plus any agreed upon capital expenditures paid by La Grange Energy relating to Energy Transfer Company’s business prior to closing, and $433,909 of common units and class D units of Heritage. For purposes of these unaudited pro forma combined financial statements, agreed upon capital expenditures of $5,000 have been assumed and the units are valued at $35.74, the average closing price of Heritage’s common units on the New York Stock Exchange for the period three days before and three days after the signing of the definitive agreement on November 6, 2003. In conjunction with the Energy Transfer Transactions, Energy Transfer Company distributed its cash and accounts receivable to La Grange Energy and an affiliate of La Grange Energy contributed an office building to Energy Transfer Company, in each case prior to the contribution of Energy Transfer Company to Heritage. La Grange Energy also received 3,742,515 special units as contingent consideration for completing the Bossier pipeline. The special units converted to common units upon the Bossier pipeline becoming commercially operational and such conversion being approved by Energy Transfer’s unitholders. The Bossier pipeline became commercially operational on June 21, 2004 and the unitholders approved such conversion at a special meeting held on June 23, 2004. Because the conversion of the special units into common units was contingent upon events that occurred subsequent to the periods presented in the unaudited pro forma combined financial statements, those units have been excluded from the weighted average units used in computing pro forma net income per limited partner unit. Additionally, those units are not reflected in the pro forma combined balance sheet.

      Simultaneously with this acquisition, La Grange Energy obtained control of Heritage by acquiring all of the interest in U.S. Propane, L.P., the general partner of Heritage, and U.S. Propane, L.L.C., the

ENERGY TRANSFER PARTNERS, L.P.

NOTES TO UNAUDITED PRO FORMA COMBINED

FINANCIAL STATEMENTS — ENERGY TRANSFER TRANSACTIONS — (Continued)

general partner of U.S. Propane L.P., from the Utilities for $30,000. U.S. Propane, L.P. contributed its 1.0101% general partner interest in Heritage Operating, L.P. (“Heritage Operating”) to Heritage in exchange for an additional 1% general partner interest in Heritage. Heritage also bought the outstanding stock of Heritage Holdings for $100,000.

      Concurrent with the Energy Transfer Transactions, Energy Transfer Company borrowed $325,000 from financial institutions, and Heritage raised $355,948 of gross proceeds through the sale of 9,200,000 common units at an offering price of $38.69 per unit. The total of the proceeds was used to finance the transaction and for general partnership purposes.

      The Energy Transfer Transactions were accounted for as a reverse acquisition in accordance with SFAS No. 141, Business Combinations. Although Heritage was the surviving parent entity for legal purposes, Energy Transfer Company is acquiror for accounting purposes. The assets and liabilities of Heritage are reflected at fair value to the extent acquired by Energy Transfer Company, which is approximately 35.4%, determined in accordance with EITF 90-13. The assets and liabilities of Energy Transfer Company are reflected at historical cost. The acquisition of Heritage Holdings by Heritage is accounted for as a capital transaction as the primary asset held by Heritage Holdings is 4,426,916 common units of Heritage. Following the acquisition of Heritage Holdings by Heritage, these common units were converted to class E units. The class E units are recorded as treasury units.

      The Bossier pipeline extension contingency was completed on June 21, 2004 when the Bossier pipeline became commercially operational and the unitholders approved the conversion of the special units at a special meeting on June 23, 2004. As a result, the common units issued upon such conversion were valued at $35.74 per unit for total consideration of approximately $134 million. The issuance of the additional common units upon the conversion of the special units adjusts the percent of Heritage acquired in the Energy Transfer Transactions to approximately 41.5% and will result in an additional step-up in the assets of Heritage of approximately $38 million being recorded in accordance with EITF 90-13.

      The results of operations of Heritage are included in the results of Energy Transfer Company after completion of the Energy Transfer Transactions on January 20, 2004.

ENERGY TRANSFER PARTNERS, L.P.

NOTES TO UNAUDITED PRO FORMA COMBINED

FINANCIAL STATEMENTS — ENERGY TRANSFER TRANSACTIONS — (Continued)

      The excess purchase price over predecessor cost was determined as follows:

Net book value of Heritage at January 20, 2004	$238,943
Historical goodwill at January 20, 2004	(170,500)
Equity investment from public offering	355,948
Treasury class E unit purchase	(157,340)

267,051
Percent of Heritage acquired by La Grange Energy	35.4%

Equity interest acquired	$94,536

Fair market value of limited partner units	$651,170
Purchase price of general partner interest	30,000
Equity investment from public offering	355,948
Treasury class E unit purchase	(157,340)

879,778
Percent of Heritage acquired by La Grange Energy	35.4%

Fair value of equity acquired	311,441
Net book value of equity acquired	94,536

Excess purchase price over predecessor cost	$216,905

      The excess of purchase price over predecessor costs has been allocated using the acquisition methodology used by Heritage when evaluating potential acquisitions. An appraisal will be obtained to record the final asset valuations. Management is in the process of engaging an appraisal firm to perform the asset appraisal; however, management does not anticipate that the final valuation will be materially different than the preliminary allocation. The preliminary allocation used in the pro forma combined financial statements is as follows:

Property, plant and equipment (25 year average life)	$34,513
Customer lists (15 year life)	13,641
Trademarks	10,366
Goodwill	158,385

$216,905

ENERGY TRANSFER PARTNERS, L.P.

NOTES TO UNAUDITED PRO FORMA COMBINED

FINANCIAL STATEMENTS — ENERGY TRANSFER TRANSACTIONS — (Continued)

      For purposes of the pro forma statements of operations, pro forma basic and diluted earnings per limited partner unit is calculated as follows:

For the Year Ended
August 31, 2003

Basic pro forma net income per limited partner unit:
Limited partners’ interest in pro forma net income	$76,772

Historical weighted average limited partner units	16,636
Conversion of phantom units to common units upon change in control from Energy Transfer Transactions	196
Units issued in the Energy Transfer Transactions offering, including the exercise of the underwriters’ overallotment	9,200
Common units and class D units issued in conjunction with the Energy Transfer Transactions	12,141
Common units converted to class E units and recorded as treasury units in conjunction with the Energy Transfer Transactions	(4,427)

Weighted average limited partner units	33,746

Basic pro forma net income per limited partner unit	$2.27

Diluted pro forma net income per limited partner unit:
Limited partners’ interest in pro forma net income	$76,772

Historical weighted average limited partner units, assuming dilutive effect of phantom units	16,718
Less weighted average phantom units outstanding	(58)
Conversion of phantom units to common units upon change in control	196
Units issued in the Energy Transfer Transactions offering	9,200
Common units and class D units issued in conjunction with the Energy Transfer Transactions	12,141
Common units converted to class E units and recorded as treasury units	(4,427)

Weighted average limited partner units	33,770

Diluted pro forma net income per limited partner unit	$2.27

ENERGY TRANSFER PARTNERS, L.P.

NOTES TO UNAUDITED PRO FORMA COMBINED

FINANCIAL STATEMENTS — ENERGY TRANSFER TRANSACTIONS — (Continued)

For the
Six Months
Ended
February 29, 2004

Basic pro forma net income per limited partner unit:
Limited partners’ interest in pro forma net income	$80,531

Historical weighted average limited partner units	13,154
Effect of merger with Heritage	9,362
Conversion of phantom units to common units upon change in control from Energy Transfer Transactions	152
Units issued in the Energy Transfer Transactions offering, including the exercise of the underwriters’ overallotment	7,127
Common units and class D units issued in conjunction with the Energy Transfer Transactions	9,406
Common units converted to class E units and recorded as treasury units in conjunction with the Energy Transfer Transactions	(3,430)

Weighted average limited partner units	35,771

Basic pro forma net income per limited partner unit	$2.25

Diluted pro forma net income per limited partner unit:
Limited partners’ interest in pro forma net income	$80,531

Historical weighted average limited partner units, assuming dilutive effect of phantom units	13,198
Effect of merger with Heritage	9,362
Less weighted average phantom units outstanding	(19)
Conversion of phantom units to common units upon change in control	152
Units issued in the Energy Transfer Transactions offering	7,127
Common units and class D units issued in conjunction with the Energy Transfer Transactions	9,406
Common units converted to class E units and recorded as treasury units	(3,430)

Weighted average limited partner units	35,796

Diluted pro forma net income per limited partner unit	$2.25

2.	Pro Forma Adjustments

      (a) Reflects the additional depreciation related to the step-up of net book value of property, plant and equipment having an estimated average life of 25 years.

      (b) Reflects the additional amortization related to the step-up of net book value of customer lists having lives of 15 years.

      (c) Reflects the effect on depreciation of the contribution of the Dallas office building from an affiliate of La Grange Energy to Energy Transfer Company and the reversal of rent previously expensed.

      (d) Reflects additional interest expense related to the $325,000 of borrowings under the term loan at an average interest rate of 4.1%, and amortization of loan origination fees. This additional expense is offset

ENERGY TRANSFER PARTNERS, L.P.

NOTES TO UNAUDITED PRO FORMA COMBINED

FINANCIAL STATEMENTS — ENERGY TRANSFER TRANSACTIONS — (Continued)

by the elimination of interest on the repayment of the Energy Transfer Company debt of $218,500. A  1/8% change in the interest rate on the $325,000 of borrowings under the term loan would change annual interest expense by approximately $347.

      (e) Reflects elimination of Heritage Holding’s equity in earnings of Heritage.

      (f) Reflects the elimination of the gain or loss on sale of assets as the assets are recorded at fair market value.

      (g) Reflects elimination of interest income from the note receivable of $11,539, which was retained by the Utilities. The note receivable had an interest rate of 6%.

      (h) Reflects the elimination of minority interest expense for the 1.0101% general partner’s interest in Heritage Operating contributed to Heritage for an additional 1% general partner interest in Heritage.

ENERGY TRANSFER COMPANY

UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

SUMMARY OF LA GRANGE TRANSACTION AND RELATED PRO FORMA FINANCIAL STATEMENTS

      Following is Energy Transfer Company’s unaudited pro forma combined statement of operations for the 11 months ended August 31, 2003.

      The unaudited pro forma combined statement of operations gives pro forma effect to the following transactions as if they had occurred on September 1, 2002.

•	The October 1, 2002 purchase of the operating assets of Aquila Gas Pipeline Corporation and its subsidiaries (“Aquila Gas Pipeline”) by Energy Transfer Company.

•	The December 27, 2002 redemption by Oasis Pipe Line Company (“Oasis”) of the 50% of its common stock held by Dow Hydrocarbons Resources, Inc., resulting in Energy Transfer Company becoming the 100% owner of Oasis Pipe Line Company.

•	The December 27, 2002 contribution of other assets and a marketing operation (“ET Company I”) by ETC Holdings L.P. to Energy Transfer Company.

      The Energy Transfer Company unaudited pro forma amounts are included in the pro forma statement of operations of Energy Transfer, included herein, which reflect the pro forma effects of the combination of Heritage and Energy Transfer Company and the offering and related transactions of the Energy Transfer Transactions.

      These transaction adjustments are presented in the notes to the Energy Transfer Company unaudited pro forma combined statement of operations. The unaudited pro forma combined statement of operations and accompanying notes should be read together with the financial statements and related notes of Energy Transfer Company included in Energy Transfer’s prospectus dated January 12, 2004, filed with the Securities and Exchange Commission on January 14, 2004, pursuant to Rule 424(b)(2).

      The Energy Transfer Company unaudited pro forma combined statement of operations was derived by adjusting the historical financial statements of Aquila Gas Pipeline, Energy Transfer Company and Oasis Pipe Line Company. However, management believes that the adjustments provide a reasonable basis for presenting the significant effects of the transactions described above. The unaudited pro forma combined statement of operations does not purport to present the results of operations of Energy Transfer Company had the transactions above actually been completed as of the date indicated. Moreover, the unaudited pro forma combined statement of operations does not project the results of operations of Energy Transfer Company for any future date or period.

ENERGY TRANSFER COMPANY

UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS

For the Eleven Months Ended August 31, 2003

	Energy
	Transfer	Aquila Gas	Oasis	ET
	Company	Pipeline	Pipe Line	Company I			Energy
	Eleven Months	One Month	Four Months	Four Months			Transfer
	Ended	Ended	Ended	Ended			Company
	August 31,	September 30,	December 27,	December 27,			Pro Forma
	2003	2002	2002	2002	Adjustments		Combined

OPERATING REVENUES	$1,008,723	$66,563	$11,532	$57,409	$(1,263	)(a)	$1,142,964
COSTS AND EXPENSES:
Cost of sales	899,539	59,691	283	55,003	(1,263	)(a)	1,013,253
Operating	19,081	1,669	1,424	561	—		22,735
General and administrative	15,965	3	1,215	659	—		17,842
Depreciation and amortization	13,461	2,226	701	—	(1,241	)(b)	15,996
					849	(c)
Unrealized gain on derivatives	(912)	—	—	—	—		(912)

Total costs and expenses	947,134	63,589	3,623	56,223	(1,655)		1,068,914
INCOME FROM OPERATIONS	61,589	2,974	7,909	1,186	392		74,050
OTHER INCOME (EXPENSE)	102	4	(408)	—	—		(302)
EQUITY IN NET INCOME (LOSS) OF AFFILIATES	1,423	850	—	(94)	(2,430	)(d)	(251)
INTEREST AND DEBT EXPENSES, net	12,057	393	(33)	—	1,353	(e)	13,770

INCOME BEFORE INCOME TAXES	51,057	3,435	7,534	1,092	(3,391)		59,727
INCOME TAX EXPENSE	4,432	879	2,639	—	(1,056	)(f)	6,015
					(879	)(g)

NET INCOME	$46,625	$2,556	$4,895	$1,092	$(1,456)		$53,712

See accompanying notes.

ENERGY TRANSFER COMPANY

NOTES TO UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS

1.	Basis of Presentation and Other Transactions

      The historical financial information is derived from the historical financial statements of a predecessor company, Aquila Gas Pipeline as well as the financial statements of Energy Transfer and Oasis and ET Company I.

      The pro forma statement of operations reflects the closing of the following transactions as if they occurred on September 1, 2002:

•	The October 1, 2002 purchase of the operating assets of Aquila Gas Pipeline by Energy Transfer Company.

•	The December 27, 2002 redemption by Oasis of the 50% of its common stock held by Dow Hydrocarbons Resources, Inc, resulting in Energy Transfer Company being the 100% owner of Oasis.

•	The December 27, 2002 contribution of ET Company I, consisting of other assets and a marketing operation, by ETC Holdings, L.P. to Energy Transfer Company.

      The following describes where each of the columns on the unaudited pro forma combined statement of operations was derived:

      Energy Transfer Company — This column was derived from the audited financial statements of Energy Transfer Company for the eleven months ended August 31, 2003.

      Aquila Gas Pipeline — Energy Transfer Company purchased the assets and operations of Aquila Gas Pipeline effective October 1, 2002. After this date, the operations are included in the Energy Transfer Company financial statements. This column was derived from the unaudited financial statements of Aquila Gas Pipeline for the one-month ended September 30, 2002.

      Oasis Pipe Line — Prior to December 27, 2002, Energy Transfer and its predecessor, Aquila Gas Pipeline, owned 50% of Oasis and accounted for Oasis under the equity method. On December 27, 2002 the remaining 50% of Oasis was purchased. After this date, the results of Oasis’s operations are consolidated into the results of Energy Transfer Company. This column was derived from the unaudited financial statements of Oasis for the four months ended December 27, 2002.

      ET Company I — ETC Holdings, L.P. contributed ET Company I to Energy Transfer on December 27, 2002. After this date, ET Company I’s results of operations are included in the financial statements of Energy Transfer Company. This column was derived from the unaudited financial statements of ET Company I for the four-month period ended December 27, 2002.

2.	Pro Forma Adjustments

      (a) Reflects the elimination of transportation revenue of Oasis for services provided to Energy Transfer Company and Aquila Gas Pipeline for the four months ended December 27, 2002.

      (b) Reflects the decrease to depreciation expense resulting from the change in carrying value of the basis in property plant and equipment as a result of the acquisition of Aquila Gas Pipeline’s assets.

      (c) Reflects the increase to depreciation expense resulting from the change in carrying value of Oasis’s assets as a result of Oasis’s redemption of the equity interest held by Dow Hydrocarbons Resources, Inc. and the contribution of other assets and marketing operations to Energy Transfer Company from ETC Holdings, L.P.

      (d) Reflects the elimination of the equity method income derived from Oasis prior to its becoming a wholly owned subsidiary.

ENERGY TRANSFER COMPANY

NOTES TO UNAUDITED PRO FORMA COMBINED STATEMENT

OF OPERATIONS — (Continued)

      (e) Reflects the adjustment to interest expense as a result of the assumption of a September 1, 2002 purchase transaction date for the assets of Aquila Gas Pipeline and the redemption of the Oasis equity interests. In addition, this adjustment reflects the change in amortization of the deferred financing costs as though these costs were incurred as of September 1, 2002.

      (f) Reflects the reduction in income tax expense at Oasis as a result of an intercompany note between Energy Transfer Company and Oasis. The proceeds from the note were used to redeem the equity interest in Oasis held by Dow Hydrocarbons Resources, Inc. It also reflects the tax effects of the change in depreciation expense related to Oasis as described in (c).

      (g) Reflects the elimination of income tax expense of Aquila Gas Pipeline. Aquila Gas Pipeline was taxed as a “C” corporation as opposed to Energy Transfer’s limited partnership structure.

* * * * *